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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 15, 1998

                             KEY ENERGY GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    1-8038                    04-2648081
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

Two Tower Center, 20th Floor, East Brunswick, New Jersey           08816
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (732) 247-4822

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      (a) On September 15, 1998, Midland Acquisition Corp. (the "Purchaser"), a New Jersey corporation and a wholly-owned subsidiary of Key Energy Group, Inc. ("Key"), completed its cash tender offer (the "Offer") for all outstanding shares of common stock, par value $0.01 per share (the "Shares"), including the associated common stock purchase rights, of Dawson Production Services, Inc. ("Dawson") at a price of $17.50 per Share. The Offer expired at 8:30 a.m., New York City Time, on Tuesday, September 15, 1998. The Purchaser accepted for payment 10,021,601 Shares for a total purchase price of approximately $175.37 million. The acceptance
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of validly tendered Shares, together with Shares previously owned by the
Purchaser and Key prior to the commencement of the Offer resulted in the Purchaser and Key acquiring approximately 97.0% of the outstanding Shares. The purchase price for Shares pursuant to the Offer and the Merger Agreement was determined pursuant to arms-length negotiations between the parties and was based on a variety of factors, including, without limitation, the anticipated earnings and cash flows of Dawson.

      The Offer was made pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 11, 1998, by and among, the Purchaser, Key and Dawson. On September 18, 1998, pursuant to the terms of the Merger Agreement, the Purchaser was merged with and into Dawson (the "First Merger") under the laws of the States of New Jersey and Texas and all Shares not owned by the Purchaser were cancelled and retired and converted into the right to receive $17.50 in cash. On September 21, 1998, Dawson was merged with and into Key (the "Second Merger") pursuant to the laws of the States of Maryland and Texas.

      The total consideration paid for the Shares pursuant to the Offer and the First Merger was approximately $181.68 million. Key's source of funds to pay such amount, certain outstanding debt of Dawson and Key and related fees and expenses was (i) a Bridge Loan Agreement in the amount of $150,000,000, dated as of September 14, 1998, among Key, Lehman Brothers Inc., as Arranger, and Lehman Commercial Paper Inc., as Administrative Agent and the other lenders party thereto (the "Bridge Loan Agreement") and (ii) a $550,000,000 Second Amended and Restated Credit Agreement, dated as of June 6, 1997 as amended and restated through September 14, 1998, among Key, PNC Bank, National Association, as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent, PNC Capital Markets, Inc., as Arranger and the other lenders named from time to time parties thereto (the "Credit Agreement"). In connection with the Bridge Loan Agreement, Key entered into Registration Rights Agreements (the "Registration Rights Agreements") with Lehman Brothers Inc. and Lehman Commercial Paper Inc. pursuant to which Key agreed to file with the Securities and Exchange Commission (the "Commission") within a certain time period a registration statement with respect to (i) an offer to exchange borrowings under the Bridge Loan Agreement for a new issue of debt securities of Key, and
(ii) the resale of warrants (and shares of common stock of Key to be issued upon the exercise of such warrants) to purchase shares of common stock of Key issued to Lehman Brothers Inc. in connection with the Bridge Loan Agreement. Loans outstanding after one year pursuant to the Bridge Loan Agreement will convert into term loans which may be exchanged by the holders thereof for exchange notes issued pursuant to an Indenture dated as of September 14, 1998 (the "Indenture"), between Key and The Bank of New York, trustee. The Bridge Loan Agreement, the Registration Rights Agreements, the Indenture and


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related documents and agreements are filed herewith as exhibits 99.1 through
99.6 and are incorporated herein by reference. The Credit Agreement and related agreements are filed herewith as exhibits 99.7 through 99.9 and are incorporated herein by reference.

      At the time the Second Merger was consummated, Key, its subsidiaries and U.S. Trust Company of Texas, N.A., trustee ("U.S. Trust"), entered into a Supplemental Indenture dated September 21, 1998 (the "Supplemental Indenture"), pursuant to which Key assumed the obligations of Dawson under the Indenture dated February 20, 1997 (the "Dawson Indenture") between Dawson and U.S. Trust, Key's subsidiaries guaranteed such obligations and the notes issued pursuant to the Dawson Indenture were equally and ratably secured with the obligations under the Credit Agreement. Under the terms of the Dawson Indenture, the Company is required to commence a cash tender offer to purchase at 101% of the aggregate principal amount of the outstanding notes (which the outstanding amount is $140 million) by mid-October 1998, the source of funds for which will be borrowings under the Second Amended and Restated Credit Agreement. The Dawson Indenture and the Supplemental Indenture are filed herewith as exhibits 99.10 and 99.11.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Business Acquired.

      To be filed within sixty (60) days of the date of filing of this Current Report on Form 8-K, as permitted by Item 7(a)(4) of Form 8-K.

      (b) Pro Forma Financial Information.

      To be filed within sixty (60) days of the date of filing of this Current Report on Form 8-K, as permitted by Item 7(b)(2) of Form 8-K.

      (c) Exhibits.

      2.1 Agreement and Plan of Merger, dated as of August 11, 1998, by and among Key Energy Group, Inc., Midland Acquisition Corp. and Dawson Production Services, Inc.

      99.1 $150,000,000 Bridge Loan Agreement, dated as of September 14, 1998 among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc., and the lenders and guarantors named therein.

      99.2 Indenture for the Key Energy Group, Inc. Exchange Notes due 2008, dated as of September 14, 1998.


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      99.3  Warrant Agreement among Key Energy Group, Inc. and The  Bank of
            New York as Trustee, dated as of September 14, 1998.

      99.4 Debt Registration Rights Agreement, among Key Energy Group, Inc., Lehman Commercial Paper Inc. and the guarantors set forth therein, dated as of September 14, 1998.

      99.5 Equity Registration Rights Agreement, between Key Energy Group, Inc. and Lehman Brothers Inc., dated as of September 14, 1998.

      99.6 Escrow Agreement among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York, dated as of September 14, 1998.

      99.7 $550,000,000 Second Amended and Restated Credit Agreement, among Key Energy Group, Inc., PNC Bank, National Association, Norwest Bank Texas, N.A., PNC Capital Markets, Inc. and the several lenders from time to time parties thereto, dated as of June 6, 1997, as amended and restated through September 14, 1998.

      99.8 Amended and Restated Master Guarantee and Collateral Agreement made by Key Energy Group, Inc. and certain of its Subsidiaries in favor of Norwest Bank Texas, N.A., dated as of June 6, 1997, as amended and restated through September 14, 1998.

      99.9 Intercreditor and Collateral Agency Agreement, dated as of September 14, 1998.

      99.10 Indenture dated February 20, 1997 between Dawson Production Services, Inc. and U.S. Trust Company of Texas, N.A.

      99.11 Supplemental Indenture dated September 21, 1998, among Key Energy Group, Inc., its Subsidiaries and U.S. Trust Company of Texas, N.A.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KEY ENERGY GROUP, INC.


Date: September 28, 1998              By:   /s/ FRANCIS D. JOHN
                                           ----------------------------
                                           Francis D. John
                                           Chairman, President and
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger, dated as of August 11, 1998, by and among Key Energy Group, Inc., Midland Acquisition Corp. and Dawson Production Services, Inc. (incorporated by reference to Exhibit J to Amendment No. 4 to the Schedule 13D of Key Energy Group, Inc. and Midland Acquisition Corp., filed with the Commission on or about August 12, 1998).

99.1* $150,000,000 Bridge Loan Agreement, dated as of September 14, 1998 among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and the lenders and guarantors named therein.

99.2* Indenture for the Key Energy Group, Inc. Exchange Notes due 2008, dated as of September 14, 1998.

99.3* Warrant Agreement among Key Energy Group, Inc. and The Bank of New York as Trustee, dated as of September 14, 1998.

99.4* Debt Registration Rights Agreement, among Key Energy Group, Inc., Lehman Commercial Paper Inc. and the guarantors set forth therein, dated as of September 14, 1998.

99.5* Equity Registration Rights Agreement, between Key Energy Group, Inc. and Lehman Brothers Inc., dated as of September 14, 1998.

99.6* Escrow Agreement among Key Energy Group, Inc., Lehman Brothers Inc., Lehman Commercial Paper Inc. and The Bank of New York, dated as of September 14, 1998.

99.7* $550,000,000 Second Amended and Restated Credit Agreement, among Key Energy Group, Inc., PNC Bank, National Association, Norwest Bank Texas, N.A., PNC Capital Markets, Inc. and the several lenders from time to time parties thereto, dated as of June 6, 1997 as amended and restated through September 14, 1998.

99.8* Amended and Restated Master Guarantee and Collateral Agreement made by Key Energy Group, Inc. and certain of its Subsidiaries in


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         favor of Norwest Bank Texas, N.A., dated as of June 6, 1997, as amended and restated through September 14, 1998.

99.9* Intercreditor and Collateral Agency Agreement, dated as of September 14, 1998.

99.10 Indenture dated February 20, 1997 between Dawson Production Services, Inc. and U.S. Trust Company of Texas, N.A. (incorporated by reference to Exhibit 4.3 to the Annual Report on Form 10-K for the fiscal year ended March 31, 1997 of Dawson Production Services, Inc. (No. 000-27732)).

99.11* Supplemental Indenture dated September 21, 1998, among Key Energy Group, Inc., its Subsidiaries and U.S. Trust Company of Texas, N.A.


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* Filed herewith.


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